UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 27, 2021

LABOR SMART, INC.
(Exact name of registrant as specified in its charter)

Nevada	45-2433287
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3270 Florence Road, Suite 200, Powder Springs, GA	30127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area 214-785-6355

Copies to:
Ken Bart
Mitchell Silberberg & Knupp LLP.
437 Madison Avenue, 25th Floor
New York, NY 10022
Tel: 917-546-7768

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that the Company believes is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. The Company has not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. The Company does not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Item 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On April 27, 2021, Labor Smart, Inc., entered into a joint venture agreement with Emmanuel “Manny” Pacquiao (“MP”) and the Manny Pacquiao Foundation (“MPF”), whereby, the Company has received the ability to use the name, likeness, and endorsement of MP and MPF in connection with the advertisement and sale of our enhanced water beverage NXT LVL (the “Agreement”). The foregoing descriptions of the above referenced agreement does not purport to be complete. For an understanding of its terms and provisions, reference should be made to the Agreement. The Agreement is attached as exhibit 10.1 and is incorporated by reference to this Item 1.01.

Item 7.01 REGULATION FD DISCLOSURE.

Pursuant to a press release, attached as exhibit 99.1 to this Current Report, the Company would like to announce the launch of three separate products, as follows:

1.	NXT LVL Hydrogen Water (nxtlvlusa.com).

2.	Manny Pacquiao Signature Can of NXT LVL Hydrogen Water (nxtlvlusa.com/pacman).

3.	NXT LVL Up (nxtlvlusa.com/gaming).

The information furnished herein, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
10.1	Agreement with Manny Pacquiao and the Manny Pacquiao Foundation
99.1	Press Release dated August 25, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LABOR SMART, INC.

Date: August 25, 2021	By:	/s/ Joe Pavlik
Joe Pavlik
Chief Executive Officer